Exhibit 99.2

1 First Capital, Inc. NOVEMBER 5, 2026 Announcing the acquisition of First Bancorp of Indiana, Inc.

# Legal Disclosure

**Forward-Looking Statements**

This presentation contains certain "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate," "believe," "expect," "estimate," "intend," "may," "plan," "project," "seek," "should," "would," and similar expressions, and include, among other things, statements regarding the expected timing, completion, financial and strategic benefits of the proposed merger of First Bancorp of Indiana, Inc. ("First Bancorp") with and into First Capital, Inc. ("First Capital"), anticipated cost savings, accretion and dilution estimates, earnback periods, pro forma financial measures, and future results of operations or financial condition of the combined company.

These forward-looking statements are subject to numerous assumptions, risks and uncertainties, many of which are difficult to predict and beyond the control of First Capital and First Bancorp. Actual results may differ materially from those expressed in, or implied by, these statements. Factors that could cause actual results to differ materially include, but are not limited to: the failure to obtain the approval of First Bancorp shareholders; the risk that a regulatory approval required for the merger is not obtained or is obtained subject to conditions that are not anticipated; the timing to consummate the proposed merger and the risk that a closing condition may not be satisfied; the parties' ability to achieve the anticipated cost savings, synergies and other benefits of the merger within expected time frames or at all; the parties' ability to promptly and effectively integrate the two companies; the diversion of management time to merger-related matters; reaction of customers, employees and counterparties to the transaction; changes in laws or regulations; and changes in general economic, market and interest rate conditions. For additional factors, see the risk factors described in First Capital's most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, which are available at www.sec.gov. First Capital and First Bancorp undertake no obligation, and expressly disclaim any obligation, to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

**No Offer or Solicitation**

This presentation is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

**Additional Information About the Merger and Where to Find It**

In connection with the proposed merger, First Capital will file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 that will include a proxy statement of First Bancorp and a prospectus of First Capital (the "proxy statement/prospectus"), and First Capital will file other documents with respect to the proposed merger. A definitive proxy statement/prospectus will be mailed to shareholders of First Bancorp. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain free copies of the registration statement and the proxy statement/prospectus (when available) and other documents filed with the SEC by First Capital through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by First Capital will also be available free of charge on First Capital's website at www.firstharrison.com under the "Investor Relations" tab.

**Participants in the Solicitation**

First Capital, First Bancorp, and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of First Bancorp in connection with the proposed merger. Information about the directors and executive officers of First Capital is set forth in its Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 31, 2026, and its proxy statement for its 2026 annual meeting of shareholders, filed with the SEC on April 8, 2026. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC in connection with the proposed merger when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

**Non-GAAP Financial Measures and Pro Forma Information**

This presentation contains certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles ("GAAP"), including pro forma and estimated combined-company metrics. These measures should be considered in addition to, and not as a substitute for or superior to, financial measures presented in accordance with GAAP. The pro forma and projected financial information in this presentation, including estimated cost savings, EPS accretion, tangible book value per share dilution and earnback, pro forma returns, and purchase accounting adjustments, is estimated as of the expected closing, is based on assumptions and estimates that management believes are reasonable, and is presented for illustrative purposes only. It does not purport to represent, and should not be relied upon as, the actual results or financial position that will result from the proposed merger, and actual results may differ materially. These measures may not be comparable to similarly titled measures used by other companies.

2

3 (1) Consolidated financial highlights as of September 30, 2026 (2) Deposit data as of June 30, 2026 per FDIC’s summary of deposits Source: S&P Capital IQ Pro First Bancorp of Indiana - Company Overview Daviess, IN Warrick, IN Pike, IN Posey, IN Henderson, KY FBPI Branch (10) First Bancorp of Indiana '27-'32 Proj. Market Rank Branches Deposits Population Population Change County # # ($000s) (#) % Vanderburgh, IN 5 5 366,936 181,678 0.7 Pike, IN 2 1 39,409 11,849 (2.1) Daviess, IN 6 1 28,557 34,213 1.5 Warrick, IN 9 1 25,574 67,064 2.7 Posey, IN 5 1 9,385 24,747 (1.3) Henderson, KY 8 1 2,944 43,893 (1.2) Total - 10 472,805 363,444 - Total Assets $583M Gross Loans $444M Total Deposits $473M LTM Net Income $2.1M LTM ROAA 0.35% Loans / Deposits 94% TCE 4.7% MRQ Cost of Deposits 2.27% Vanderburgh, IN Market Overview (2) Financial Highlights (1)

4 Non - interest Bearing 15.8% IB, MMDA & Savings 59.3% Retail CDs 11.5% Jumbo CDs 13.3% 1 - 4 Family 30.2% CRE & Multi - family 33.2% C&D 8.8% Home Equity 8.4% C&I 12.3% Farm & Ag. 1.4% Consumer & Other 5.5% 6.32% Yield on Loans (1) Pro forma financials and impacts are estimated at close and include the impact of purchase accounting adjustments; 2028E EPS accretion and 2028E pro forma ROAA reflect 100% realization of cost savings (2) Pro forma loan & deposit composition, yield on loans and cost of deposits reference bank - level loan and deposit data as of S eptember 30, 2026 Pro Forma Overview Key Highlights (1) Pro Forma Loan & Deposit Composition (2) Deposit Portfolio Total Assets $1.9 billion Total Loans $1.1 billion Total Deposits $1.6 billion Loan Portfolio Pro Forma Branch Map FCAP (17) FBPI (10) ’28 EPS Accretion 32.7% TBVPS Dilution 6.9% TBVPS Earnback 1.4yrs ’28 PF ROAA 1.5%+ 1.56% Cost of Deposits

5 Financially Attractive • TBVPS earnback of 1.4 years • ~33% fully - phased EPS accretion • ~13% pro forma ownership for FBPI shareholders • Though not modeled, the transaction provides additional opportunities to restructure the FBPI balance sheet after closing, potentially including the sale of FBPI single - family loans and repayment of borrowings Strategic Market Expansion • Establishes a presence in the Evansville market • Expands into a market with similar demographics and community banking characteristics • Adds 10 branches across southwestern Indiana and Kentucky Familiar, Complementary Franchise • Opportunity to expand commercial lending across the combined franchise • Leverages First Harrison Bank’s existing products and capabilities to deepen customer relationships • Provides a larger platform for organic loan and deposit growth Transaction Highlights

6 Transaction Summary (1) Based on 1,714,600 FBPI shares outstanding, inclusive of 2,542 of outstanding RSUs and 90,000 shares owned by FCAP (2) Based on FCAP’s 20 - day volume - weighted average closing price per share of $63.05 on November 4, 2026 (3) Valuation multiples shown on an aggregate basis; deal value / LTM earnings + cost savings and 2028E EPS accretion metrics ref lec t 100% realized cost savings • Deal value / TBV: 122% (pay - to - trade ratio of 75%) • Deal value / LTM earnings: 16.1x | Deal value / LTM earnings + cost savings: 5.2x • TBV dilution at close: 6.9% | TBV earnback period: 1.4 years • 2028E EPS accretion: 32.7% • Anticipated transaction close in the first half of 2027 • Subject to customary regulatory approvals and FBPI shareholder approvals • One - time merger costs of $9.9 million (pre - tax) • Aggregate transaction value of $33.2 million (1)(2) • Deal value per FBPI share of $19.39 (2) • Fixed exchange ratio of 0.3075x FCAP shares for each FBPI share outstanding • Pro forma ownership: 87% FCAP | 13% FBPI • 28% cost savings of FBPI’s non - interest expense • 75% realization in 2027, 100% realization in 2028 and beyond • All regulatory capital ratios remain well capitalized at transaction close • Loan credit mark of $4.7 million (1.1% of loans at closing), assumes no CECL “double - count ” • Loan interest rate mark - down of $12.3 million (2.8% of loans at closing) accreted straight line over 4.7 years • Core deposit intangible of 2.50% of non - time deposits, amortized SYD over 10 years • Additional fair value marks on AOCI, fixed assets, mortgage servicing rights, time deposits, subordinated debt and trust preferred securities Valuation Multiples & Metrics (2)(3) Timing & Approvals Selected Purchase Accounting Assumptions (Pre - Tax) Merger Charges Transaction Structure & Consideration Cost Savings Pro Forma Capital